                                                                    Exhibit 99.2

         UNITED HEALTHCARE CORPORATION                                SCHEDULE A
      CONSOLIDATED STATEMENTS OF OPERATIONS
         (Unaudited)            (000's)

                                                                                                                      % CHANGE
                                                          3 MONTHS ENDED       %          3 MONTHS ENDED      %      12/31/94 to
                                                           12/31/95 (4)     REVENUE           12/31/94     REVENUE     12/31/95
                                                          -------------    ---------      --------------  ---------  -----------
REVENUES:
    PREMIUM ..........................................   $   1,778,080        81.1%      $      877,317      90.5%       102.7%
    MANAGEMENT SERVICES AND FEES......................         369,367        16.8%              55,822       5.8%       561.7%
    INVESTMENT INCOME.................................          46,115         2.1%              35,888       3.7%        28.5%
                                                          -------------    ---------      --------------  ---------  -----------
      TOTAL REVENUES .................................       2,193,562       100.0%             969,027     100.0%       126.4%

OPERATING EXPENSES:
    MEDICAL COSTS (1) ................................       1,450,913        81.6% (1)         685,613      78.1%(1)    111.6%
    SELLING, GENERAL & ADMINISTRATION ................         530,542        24.2%             130,653      13.5%       306.1%
    DEPRECIATION & AMORTIZATION ......................          35,066         1.6%              15,540       1.6%       125.6%
    RESTRUCTURING CHARGES (5).........................         153,796 (5)                     ------
                                                          -------------    ---------      --------------  ---------  -----------
      TOTAL OPERATING EXPENSES .......................       2,170,317        98.9%             831,806      85.8%       160.9%

EARNINGS FROM OPERATIONS .............................          23,245         1.1%             137,221      14.2%       -83.1%
                                                          -------------    ---------      --------------  ---------  -----------
INTEREST EXPENSE .....................................             (67)                            (613)
MERGER COSTS (2) .....................................        ------                           ------
                                                          -------------                   --------------
EARNINGS BEFORE INCOME TAXES AND  MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ...................          23,178                          136,608

PROVISION FOR INCOME TAXES ...........................          (8,576)                         (51,914)

MINORITY INTERESTS ...................................          (1,619)                            (451)
                                                          -------------                   --------------
NET EARNINGS BEFORE EXTRAORDINARY GAIN ...............          12,983 (5)                       84,243

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3).................        ------                           ------
                                                          -------------                   --------------
NET EARNINGS .........................................          12,983 (5)                       84,243

PREFERRED DIVIDENDS ..................................          (7,188)                        ------
                                                          -------------                   --------------
NET EARNINGS APPLICABLE TO COMMON
   SHAREHOLDERS ......................................   $       5,795                   $       84,243
                                                          =============                   ==============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                           179,478                          176,573
                                                          =============                   ==============
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)            $        0.03 (5)               $         0.48
   EXTRAORDINARY GAIN (3)                                     ------                           ------
                                                          -------------                   --------------
   NET EARNINGS PER SHARE COMMON SHAREHOLDER             $        0.03 (5)               $         0.48
                                                          =============                   ==============

                                                                                                                      % CHANGE
                                                         12 MONTHS ENDED       %         12 MONTHS ENDED     %       12/31/94 to
                                                           12/31/95 (4)     REVENUE         12/31/94       REVENUE     12/31/95
                                                          -------------    ---------      --------------  ---------  -----------
REVENUES:
    PREMIUM .........................................    $   4,931,355        87.0%      $    3,376,238      89.6%        46.1%
    MANAGEMENT SERVICES AND FEES......................         579,707        10.2%             274,616       7.3%       111.1%
    INVESTMENT INCOME.................................         159,816         2.8%             118,028       3.1%        35.4%
                                                          -------------    ---------      --------------  ---------  -----------
      TOTAL REVENUES .................................       5,670,878       100.0%           3,768,882     100.0%        50.5%

OPERATING EXPENSES:
    MEDICAL COSTS (1) ................................       3,930,933        79.7%(1)        2,643,107      78.3%(1)     48.7%
    SELLING, GENERAL & ADMINISTRATION ................       1,030,906        18.2%             555,649      14.7%        85.5%
    DEPRECIATION & AMORTIZATION ......................          94,458         1.7%              64,079       1.7%        47.4%
    RESTRUCTURING CHARGES (5).........................         153,796 (5)                      ------
                                                          -------------    ---------      --------------  ---------  -----------
      TOTAL OPERATING EXPENSES .......................       5,210,093        91.9%           3,262,835      86.6%        59.7%
                                                          -------------    ---------      --------------  ---------  -----------
EARNINGS FROM OPERATIONS .............................         460,785         8.1%             506,047      13.4%        -8.9%

INTEREST EXPENSE .....................................            (771)                          (2,163)
MERGER COSTS (2) .....................................         ------                           (35,940)(2)
                                                          -------------                   --------------
EARNINGS BEFORE INCOME TAXES AND  MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ...................         460,014                          467,944

PROVISION FOR INCOME TAXES ...........................        (170,205)                        (177,822)

MINORITY INTERESTS ...................................          (3,845)                          (1,983)
                                                          -------------                   --------------
NET EARNINGS BEFORE EXTRAORDINARY GAIN ...............         285,964 (5)                      288,139 (2)

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3).................         ------                         1,377,075 (3)

                                                          -------------                   --------------
NET EARNINGS .........................................         285,964 (5)                    1,665,214

PREFERRED DIVIDENDS ..................................          (7,188)                         ------
                                                          -------------                   --------------
NET EARNINGS APPLICABLE TO COMMON
   SHAREHOLDERS .....................................          278,776                   $    1,665,214

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                           177,443                          175,209
                                                          =============                   ==============
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)              $      1.57 (5)               $         1.64 (2)
   EXTRAORDINARY GAIN (3)                                      ------                              7.86 (3)
                                                          -------------                   --------------
   NET EARNINGS PER SHARE COMMON SHAREHOLDER               $      1.57 (5)               $         9.50
                                                          =============                   ==============

(1)  Ratio of medical costs to premium revenue.
(2) Excluding nonrecurring, non-operating costs of $35.9 million ($22.3 million after tax, or $0.13 per common share) associated with the May 1994 Ramsay and Complete Health acquisitions, net earnings before extraordinary gain for the year ended December 31, 1994 would have been $310.4 million, or $1.77 per common share. All periods include the results of Ramsay and Complete Health in accordance with pooling of interests accounting.
(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter. Post disposition results of DPS are not included.
(4) Includes post acquisition date operating results of GenCare Health Systems, Inc. acquired on January 3, 1995, Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995, and The MetraHealth Companies, Inc. acquired on October 2, 1995.
(5) Excluding fourth quarter restructuring charges of $153.8 million ($96.9 million after tax, or $0.54 per common share) associated with the MetraHealth acquisition, net earnings for the three and twelve month periods ending December 31, 1995 would have been $109.9 million and $382.9 million, or $0.57 and $2.12 per common share.

        UNITED HEALTHCARE CORPORATION                               SCHEDULE B
    CONSOLIDATED STATEMENTS OF OPERATIONS
          QUARTERLY TREND ANALYSIS
                 (Unaudited)
                   (000's)

                                                                                                            % CHG FROM
                                                      4TH QTR        %                1ST QTR         %       4TH QTR
                                                        1994      REVENUE             1995 (2)     REVENUE      1994
                                                    ----------  ----------           ----------  ----------  ----------
REVENUES:
   PREMIUM..................................     $     877,317       90.5%        $   1,004,489       91.0%       14.5%
   MANAGEMENT SERVICES AND FEES.............            55,822        5.8%               65,224        5.9%       16.8%
   INVESTMENT INCOME........................            35,888        3.7%               34,122        3.1%       -4.9%

                                                    ----------  ----------           ----------  ----------  ----------
   TOTAL REVENUES...........................           969,027      100.0%            1,103,835      100.0%       13.9%
                                                    ----------  ----------           ----------  ----------  ----------
OPERATING EXPENSES:
   MEDICAL COSTS (1) .......................           685,613       78.1%(1)           783,501       78.0%(1)    14.3%
   SELLING, GENERAL & ADMIN.................           130,653       13.5%              157,578       14.3%       20.6%
   DEPRECIATION & AMORT.....................            15,540        1.6%               19,665        1.8%       26.5%
   RESTRUCTURING CHARGES (3)................              ----        ----                 ----        ----        ----
                                                    ----------  ----------           ----------  ----------  ----------
   TOTAL OPERATING EXPENSES.................           831,806       85.8%              960,744       87.0%       15.5%

                                                    ----------  ----------           ----------  ----------  ----------
EARNINGS FROM OPERATIONS....................           137,221       14.2%              143,091       13.0%        4.3%

INTEREST EXPENSE............................              (613)                            (180)                 -70.6%

                                                    ----------                       ----------              ----------
EARNINGS BEFORE INCOME TAXES AND
  MINORITY INTERESTS........................           136,608                          142,911                    4.6%

PROVISION FOR INCOME TAXES..................           (51,914)                         (52,878)                   1.9%

MINORITY INTERESTS..........................              (451)                            (601)                  ----
                                                    ----------                       ----------              ----------

NET EARNINGS ...............................            84,243                           89,432                    6.2%

PREFERRED DIVIDENDS ........................              ----                             ----                    ----
                                                    ----------                       ----------              ----------
NET EARNINGS APPLICABLE TO COMMON
    SHAREHOLDERS ...........................     $      84,243                    $      89,432                    6.2%
                                                    ==========                       ==========              ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                             176,573                          176,403                   -0.1%
                                                    ==========                       ==========              ==========

EARNINGS PER SHARE:
   NET EARNINGS PER COMMON SHARE                 $        0.48                    $        0.51
                                                    ==========                       ==========
                                                                           % CHG FROM                                  % CHG FROM
                                                     2ND QTR        %        1ST QTR          3RD QTR          %          2ND
                                                     1995 (2)    REVENUE      1995            1995 (2)      REVENUE       1995
                                                   ----------  ----------  ----------        ----------    ----------  ----------
REVENUES:
   PREMIUM...................................   $   1,048,773       90.6%        4.4%    $    1,100,013         90.5%        4.9%
   MANAGEMENT SERVICES AND FEES..............          68,749        5.9%        5.4%            76,367          6.3%       11.1%
   INVESTMENT INCOME.........................          40,423        3.5%       18.5%            39,156          3.2%       -3.1%

                                                   ----------  ----------  ----------        ----------    ----------  ----------
   TOTAL REVENUES............................       1,157,945      100.0%        4.9%         1,215,536        100.0%        5.0%

                                                   ----------  ----------  ----------        ----------    ----------  ----------
OPERATING EXPENSES:
   MEDICAL COSTS (1) ........................         824,161       78.6%(1)     5.2%           872,358         79.3%(1)     5.8%
   SELLING, GENERAL & ADMIN..................         169,519       14.6%        7.6%           173,267         14.3%        2.2%
   DEPRECIATION & AMORT......................          20,384        1.8%        3.7%            19,343          1.6%       -5.1%
   RESTRUCTURING CHARGES (3).................            ----        ----        ----              ----          ----        ----
                                                   ----------  ----------  ----------        ----------    ----------  ----------
   TOTAL OPERATING EXPENSES..................       1,014,064       87.6%        5.5%         1,064,968         87.6%        5.0%

                                                   ----------  ----------  ----------        ----------    ----------  ----------
EARNINGS FROM OPERATIONS.....................         143,881       12.4%        0.6%           150,568         12.4%        4.6%

INTEREST EXPENSE.............................            (378)                 110.0%              (146)                   -61.4%
                                                   ----------              ----------        ----------                ----------
EARNINGS BEFORE INCOME TAXES AND
  MINORITY INTERESTS.........................         143,503                    0.4%           150,422                      4.8%

PROVISION FOR INCOME TAXES...................         (53,096)                   0.4%           (55,655)                     4.8%

MINORITY INTERESTS...........................            (528)                   ----            (1,097)                     ----
                                                   ----------              ----------        ----------                ----------

NET EARNINGS ................................          89,879                    0.5%            93,670                      4.2%

PREFERRED DIVIDENDS .........................            ----                    ----              ----                      ----
                                                   ----------              ----------        ----------                ----------
NET EARNINGS APPLICABLE TO COMMON
    SHAREHOLDERS ............................   $      89,879                    0.5%    $       93,670                      4.2%
                                                   ==========              ==========        ==========                ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                            176,304                   -0.1%           177,070                      0.4%
                                                   ==========              ==========        ==========                ==========

EARNINGS PER SHARE:
   NET EARNINGS PER COMMON SHARE                $        0.51                            $         0.53
                                                   ==========                                ==========
                                                                                       % CHG FROM
                                                        4TH QTR              %          3RD QTR
                                                        1995 (2)          REVENUE         1995
                                                       ----------        ----------    ----------
REVENUES:
   PREMIUM...................................     $     1,778,080             81.1%         61.6%
   MANAGEMENT SERVICES AND FEES..............             369,367             16.8%        383.7%
   INVESTMENT INCOME.........................              46,115              2.1%         17.8%

                                                       ----------        ----------    ----------
   TOTAL REVENUES............................           2,193,562            100.0%         80.5%
                                                       ----------        ----------    ----------
OPERATING EXPENSES:
   MEDICAL COSTS (1) ........................           1,450,913             81.6%(1)      66.3%
   SELLING, GENERAL & ADMIN..................             530,542             24.2%        206.2%
   DEPRECIATION & AMORT......................              35,066              1.6%         81.3%
   RESTRUCTURING CHARGES (3).................             153,796 (3)          ----          ----
                                                       ----------        ----------    ----------
   TOTAL OPERATING EXPENSES..................           2,170,317             98.9%        103.8%

                                                       ----------        ----------    ----------
EARNINGS FROM OPERATIONS.....................              23,245              1.1%        -84.6%

INTEREST EXPENSE.............................                 (67)                         -54.1%
                                                       ----------                      ----------
EARNINGS BEFORE INCOME TAXES AND
  MINORITY INTERESTS.........................              23,178                          -84.6%

PROVISION FOR INCOME TAXES...................              (8,576)                         -84.6%

MINORITY INTERESTS...........................              (1,619)                           ----
                                                       ----------                      ----------

NET EARNINGS ................................             12,983 (3)                       -86.1%

PREFERRED DIVIDENDS .........................              (7,188)                           ----
                                                       ----------                      ----------
NET EARNINGS APPLICABLE TO COMMON
    SHAREHOLDERS ............................     $        5,795                           -93.8%
                                                       ==========                      ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                               179,478                             1.4%
                                                       ==========                      ==========

EARNINGS PER SHARE:
   NET EARNINGS PER COMMON SHARE                  $         0.03 (3)
                                                       ==========


(1)  Ratio of medical costs to premium revenue.
(2) Includes post acquisition date operating results of GenCare Health Systems, Inc. acquired on January 3, 1995, Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995, and The MetraHealth Companies, Inc. acquired on October 2, 1995.
(3) Excluding fourth quarter restructuring charges of $153.8 million ($96.9 million after tax, or $0.54 per common share) associated with the MetraHealth acquisition, net earnings for the three month period ending December 31, 1995 would have been $109.9 million, or $0.57 per common share.

                                                   UNITED HEALTHCARE CORPORATION                               SCHEDULE C
                                                          BALANCE SHEETS
                                                            (Unaudited)
                                                              (000's)




SUMMARY BALANCE SHEET                             12/31/93    12/31/94 (1)    03/31/95 (2)    06/30/95     09/30/95     12/31/95 (3)
___________________________                     ----------- -------------  --------------  ------------- ------------ --------------

CASH & SHORT-TERM INVESTMENTS                 $    400,870  $  1,654,336   $     945,073   $   1,031,172  $ 1,583,998  $  1,803,925
OTHER CURRENT ASSETS                               213,098       253,879         276,678         272,943      309,703     1,118,415
LONG-TERM INVESTMENTS                              768,563     1,115,054       1,488,750       1,456,333    1,001,584     1,274,470
OTHER LONG-TERM ASSETS                             404,823       466,210         990,330         995,538    1,001,586     2,019,395
                                               -----------    ----------      ----------     -----------   ----------   -----------
                 TOTAL ASSETS                 $  1,787,354  $  3,489,479   $   3,700,831   $   3,755,986  $ 3,896,871  $  6,216,205
                                               ===========    ==========      ==========     ===========   ==========   ===========


MEDICAL SERVICES PAYABLE                      $    459,201  $   443,559    $     479,027   $     473,612  $   500,450  $  1,177,021
UNEARNED PREMIUMS                                   70,844       70,718           87,911          93,534       95,251       195,481
OTHER CURRENT LIABILITIES/INCOME TAXES
 PAYABLE                                           128,689      134,025          199,186         136,517      140,448     1,114,565
TAXES PAYABLE - GAIN ON SALE OF SUBSIDIARY          ------       16,000           ------          ------       ------        ------
OTHER LONG-TERM LIABILITIES                         39,099       24,275           25,142          20,545       26,189        33,300
                                               ===========    =========       ==========     ===========   ==========    ==========

                 TOTAL LIABILITIES                 697,833      688,577          791,266         724,208      762,338     2,520,367

MINORITY INTERESTS                                   4,111        5,446            5,846           6,374        7,021         7,818
5.75% CONVERTIBLE PREFERRED STOCK                   ------       ------           ------          ------       ------       500,000
SHAREHOLDERS' EQUITY                             1,085,410    2,795,456        2,903,719       3,025,404    3,127,512     3,188,020
                                               -----------    ---------       ----------     -----------   ----------    ----------


                  TOTAL LIABILITIES & EQUITY  $  1,787,354 $  3,489,479    $   3,700,831   $   3,755,986  $ 3,896,871  $  6,216,205
                                               ===========    =========       ==========     ===========   ==========    ==========


Note: All periods presented include the results of Ramsay HMO Inc. and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS.

(2) GenCare Health Systems, Inc. (St. Louis) was acquired in January, 1995. Group Sales and Service of Puerto Rico, Inc. was acquired in February, 1995.

(3)  The MetraHealth Companies, Inc.  were acquired in October, 1995.